UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 3, 2012

Federal Home Loan Bank of New York
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51397	136400946
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 Park Avenue, Floor 5, New York, New York		10178-0599
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-441-6616

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Each month the Chief Executive Officer of the Bank issues a 'Report from the President' (the "Report") to each shareholder. Such Reports may contain information that may be important to security holders. A copy of the Report to shareholders for the month of November 2012 issued on December 3, 2012 appears below.

December 3, 2012

TO: All Stockholders
(Addressed Individually)

SUBJECT: Report from the President

At the Bank

FHLBNY Announces Third Quarter 2012 Dividend

The Federal Home Loan Bank of New York has continued to perform well throughout 2012, a performance which is reflected in the consistent dividend we have been able to provide to our members. On November 15, your Board of Directors approved a dividend rate for the third quarter of 2012 of 4.50% (annualized); this rate matched the 4.50% dividends we provided in both the first and second quarters of 2012.

We take pride in our ability to provide our members with a consistent and reasonable dividend. In the four years since the height of the financial crisis of 2008, we have been able to offer a substantial dividend to the Home Loan Bank’s membership – reaching a high of 6.50% (annualized) for the third quarter of 2010, and never falling below 4.00% (annualized). One of the main drivers of the Bank’s dividend capacity is our investment portfolio but, due to the recently implemented quantitative easing by the Federal Reserve, we are unable to purchase investments that meet our risk and return criteria. As a result, we expect our portfolio to decline over time; in turn, we expect that this decline will reduce our earnings and dividend capacity in future quarters.

Advances Average $73.2 Billion in October

The entire team at the Home Loan Bank is focused on being a stable and reliable partner for our members. We do this through the daily availability of our advances, which results in billions of dollars being put to use by our members to help meet the needs of their communities. In October 2012, the book value of our advances averaged $73.2 billion, a decrease of $3.6 billion from September 2012.

$1 Billion in Disaster Relief Funding Available

Of course, communities across the region have a new set of needs in the wake of Hurricane Sandy. The devastation done to New York and New Jersey was unprecedented, and relief and recovery efforts continue a month after landfall. Our members have risen to the occasion, offering significant financial support to their communities and donations to relief organizations.

To that end, the Home Loan Bank has made $1 billion in disaster relief funding available to our members to help rebuild communities designated by FEMA as disaster areas. The funds, which are offered through our Community Lending Programs, can be used for any residential lending activity for households whose incomes are at or below 115 percent of the area median income, as well as all small business and economic development lending in FEMA-designated disaster areas, and bridge financing. These low-cost loans can be used by our members to meet the short-, medium-, and long-term funding needs of affected communities in New Jersey and New York, and support critical disaster relief financial activities. If you believe that your community could benefit from these funds, please do not hesitate to contact us.

FHLBNY Director Elections are Underway

And please do not hesitate to vote, either. On November 6, 2012, the 2012 Federal Home Loan Bank of New York Director Election package was distributed to eligible Home Loan Bank members. Your vote is very important, so we hope that you will take the time to review the package and return your ballot to the Bank. Please note that all ballots must be received at the Bank by no later than 5:00 p.m. on Thursday, December 6th. Your election package contains detailed information about the process. Please refer any election questions you may have to Paul Friend, the Bank's General Counsel, at GeneralCounsel@fhlbny.com or (212) 441-6822.

In Washington

Increasing Costs of Enhanced Regulatory Environment

On November 20, the Home Loan Bank announced that we would stop processing international wire transfers for our members on December 31, 2012. Though international third-party wire transfers are not a core business, it is still a service we provide to our members and, as a result, we did not reach the decision to end it without careful consideration. Unfortunately, due to the regulatory uncertainties posed by provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act and rules promulgated by the Consumer Financial Protection Bureau, we determined that the new potential risks associated with international wire transfers were too great to continue offering this service. Though this is a relatively small issue, it is reflective of the intense regulatory environment in which we now all operate, as well as signs of things to come. There will be many hurdles thrown up by well-meaning but perhaps not well-thought-out regulations in the future. It will be very important in this environment to continue to remind regulators and policymakers alike that our nation’s network of community banks, and the Home Loan Banks that support it, provides the framework upon which responsible and reliable banking is built.

Sincerely,

Alfred A. DelliBovi
President and CEO

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
This report contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based upon our current expectations and speak only as of the date hereof. These statements may use forward-looking terms, such as "projected," "expects," "may," or their negatives or other variations of these terms. The Bank cautions that, by their nature, forward-looking statements involve risk or uncertainty and that actual results could differ materially from those expressed or implied in these forward-looking statements or could affect the extent to which a particular objective, projection, estimate, or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to, regulatory and accounting rule adjustments or requirements, changes in interest rates, changes in projected business volumes, changes in prepayment speeds on mortgage assets, the cost of our funding, changes in our membership profile, the withdrawal of one or more large members, competitive pressures, shifts in demand for our products, and general economic conditions. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of New York

December 3, 2012	By:	/s/ Kevin M. Neylan

Name: Kevin M. Neylan
Title: Senior Vice President and Chief Financial Officer